J.P. MORGAN PARTNERS (BHCA), L.P.

                By: JPMP Master Fund Manager, L.P.,
                        its general partner

                By: JPMP Capital Corp.,
                        its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) III, L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II, L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN/CAYMAN) III, L.P.

               By: JPMP Global Investors, L.P.,
                its general partner

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               JPMP MASTER FUND MANAGER, L.P.

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               JPMP GLOBAL INVESTORS, L.P.

               By: JPMP Capital Corp.,
                its general partner

              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director


               JPMP CAPITAL CORP.


              By: /s/   Ana Capella         September 21, 2006
                  ------------------------  ---------------------
                Name:   Ana Capella         Date
                Title:  Managing Director

JPMP BHCA/Warner Chilcott Limited - Exhibit 99

(1) This Form 3 is being filed by (i) J.P. Morgan Partners (BHCA), L.P. ("JPMP BHCA"), (ii) J.P. Morgan Partners Global Investors, L.P. ("J.P.Morgan Global"),
(iii) J.P. Morgan Partners Global Investors A, L.P. (" JPMP Global A"), (iv) J.P. Morgan Partners Global Investors (Cayman), L.P. ("JPMP Cayman"), (v) J.P. Morgan Partners Global Investors (Cayman) II, L.P. ("JPMP Cayman II"), (vi) J.P. Morgan Partners Global Investors (Cayman) III, L.P. ("JPMP Cayman III), (vii) J.P. Morgan Partners Global Investors (Selldown), L.P. ("JPMP Selldown"), (viii) J.P. Morgan Partners Global Investors (Selldown) II, L.P. ("JPMP Selldown II"),
(ix) J.P. Morgan Partners Global Investors (Cayman /Selldown) III, L.P. ("JPMP Selldown III", and together with J.P. Morgan Global, JPMP Global A, JPMP Cayman, JPMP Cayman II, JPMP Cayman III, JPMP Selldown, JPMP Selldown II, the "Global Funds"), (x) JPMP Master Fund Manager, L.P. ("JPMP MFM"), the general partner of JPMP BHCA, (xi) JPMP Global Investors, L.P.("JPMP Global"), the general partner of the Global Funds, and (xii) JPMP Capital Corp. ("JPMP Capital", and together with JPMP BHCA, the Global Funds, JPMP MFM and JPMP Global, the "Reporting Persons"), the general partner of JPMP MFM and JPMP BHCA. Each of JPMP Global and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to beneficially own the shares held by the Global Funds. Each of JPMP MFM and JPMP Capital may be deemed, pursuant to Rule 13d-3 under the Exchange Act to beneficially own the shares held by the JPMP BHCA. The amount shown represents the beneficial ownership of the Issuer's Class A Common stock held by the Reporting Persons as a group.

JPMP BHCA/Warner Chilcott Limited - Exhibit 99.1

------------------------------------------------------------------------------------------------
                                                   Date of
                                                    Event       Issuer Name,       Title and
  Name and Address of Reporting     Designated    Requiring        Ticker          Amount of
            Person(1)               Reporter(1)   Statement   or Trading Symbol    Security
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors, L.P.                      Partners      21, 2006        Limited          Row 10
c/o J.P. Morgan Partners, LLC      (BHCA), L.P.                   ("WCRX")
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors A,  L.P.                   Partners      21, 2006        Limited           Row 9
c/o J.P. Morgan Partners, LLC      (BHCA), L.P.                   ("WCRX")
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors (Cayman), L.P.             Partners      21, 2006        Limited           Row 8
c/o  Walkers SPV Limited           (BHCA), L.P.                   ("WCRX")
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors (Cayman) II, L.P.          Partners      21, 2006        Limited           Row 7
c/o  Walkers SPV Limited           (BHCA), L.P.                    ("WCRX")
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors (Cayman) III L.P.          Partners      21, 2006        Limited           Row 6
c/o  Walkers SPV Limited           (BHCA), L.P.                    ("WCRX")
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors (Selldown), L.P.           Partners      21, 2006        Limited           Row 5
c/o o J.P. Morgan Partners, LLC    (BHCA), L.P.                   ("WCRX")
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors (Cayman/Selldown) III,     Partners      21, 2006        Limited           Row 4
L.P.                               (BHCA), L.P.                   ("WCRX")
c/o Walkers SPV Limited
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------------
J.P. Morgan Partners Global         J.P. Morgan   September    Warner Chilcott    See Table I
Investors (Selldown) II, L.P.        Partners      21, 2006        Limited           Row 3
c/o J.P. Morgan Partners, LLC      (BHCA), L.P.                   ("WCRX")
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------------
J.P. Morgan Partners (BHCA) L.P.    J.P. Morgan   September    Warner Chilcott    See Table I
c/o J.P. Morgan Partners, LLC        Partners      21, 2006        Limited           Row 2
270 Park Avenue                    (BHCA), L.P.                   ("WCRX")
New York, New York 10017
------------------------------------------------------------------------------------------------
JPMP Master Fund Manager, L.P.      J.P. Morgan   September    Warner Chilcott    See Table I
c/o J.P. Morgan Partners, LLC        Partners      21, 2006        Limited           Row 2
270 Park Avenue                    (BHCA), L.P.                   ("WCRX")
New York, NY 10017
------------------------------------------------------------------------------------------------
JPMP Global Investors, L.P.         J.P. Morgan   September    Warner Chilcott    See Table I
c/o J.P. Morgan Partners, LLC        Partners      21, 2006        Limited         Row 3-10
270 Park Avenue                    (BHCA), L.P.                   ("WCRX")
New York, New York 10017
------------------------------------------------------------------------------------------------

JPMP Capital Corp.                  J.P. Morgan   September    Warner Chilcott    See Table I
c/o J.P. Morgan Partners, LLC        Partners      21, 2006        Limited           Row 1
270 Park Avenue                    (BHCA), L.P.                   ("WCRX")
New York, NY 10017
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                        Title of
                                       Derivative
                                     Securities and
                                    Title and Amount                 Nature
                                      of Securities      Ownership   of
                                       Underlying          Form:     Indirect    Disclaims
  Name and Address of Reporting        Derivative      Direct (D) or Beneficial  Pecuniary
            Person(1)                  Securities      Indirect (I)  Ownership    Interest
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors, L.P.                                                      Applicable
c/o J.P. Morgan Partners, LLC
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors A,  L.P.                                                   Applicable
c/o J.P. Morgan Partners, LLC
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors (Cayman), L.P.                                             Applicable
c/o  Walkers SPV Limited
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors (Cayman) II, L.P.                                          Applicable
c/o  Walkers SPV Limited
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors (Cayman) III L.P.                                          Applicable
c/o  Walkers SPV Limited
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors (Selldown), L.P.                                           Applicable
c/o o J.P. Morgan Partners, LLC
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors (Cayman/Selldown) III,                                     Applicable
L.P.
c/o Walkers SPV Limited
PX Box 908 GT, Walker House
George Town, Grand Cayman
Cayman Islands
------------------------------------------------------------------------------------------
J.P. Morgan Partners Global          Not Applicable          D       Not
Investors (Selldown) II, L.P.                                        Applicable
c/o J.P. Morgan Partners, LLC
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------
J.P. Morgan Partners (BHCA) L.P.     Not Applicable          D       Not
c/o J.P. Morgan Partners, LLC                                        Applicable
270 Park Avenue
New York, New York 10017
------------------------------------------------------------------------------------------
JPMP Master Fund Manager, L.P.       Not Applicable          I       See             No
c/o J.P. Morgan Partners, LLC                                        Explanatory
270 Park Avenue                                                      Note 1
New York, NY 10017                                                   below
------------------------------------------------------------------------------------------
JPMP Global Investors, L.P.          Not Applicable          I       See             No
c/o J.P. Morgan Partners, LLC                                        Explanatory
270 Park Avenue                                                      Note 2
New York, New York 10017                                             below
------------------------------------------------------------------------------------------

JPMP Capital Corp.                   Not Applicable          I       See             No
c/o J.P. Morgan Partners, LLC                                        Explanatory
270 Park Avenue                                                      Note 3
New York, NY 10017                                                   below
------------------------------------------------------------------------------------------


Explanatory Note:

      (1) The amounts shown in Table I in row 2 represents the beneficial ownership of the Issuer's securities held by JPMP BHCA, a portion of which may be attributable to JPMP MFM because it is the sole general partner of JPMP BHCA. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP MFM is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within JPMP BHCA. JPMP MFM disclaims such beneficial ownership except to the extent of its pecuniary interest.

      (2) The amounts shown in Table I in row 3 through 10 represents the beneficial ownership of the Issuer's securities held by the Global Funds, a portion of which may be attributable to JPMP Global because it is the sole general partner of the Global Funds. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Global is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the Global Funds. JPMP Global disclaims beneficial ownership except to the extent of its pecuniary interest.

      (3) The amounts shown in Table I in row 1 represents the beneficial ownership of the Issuer's securities held by the Reporting Persons, a portion of which may be attributable to JPMP Capital because it is the sole general partner of JPMP MFM and JPMP Global. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Capital is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the JPMP BHCA and the Global Funds. JPMP Capital disclaims such beneficial ownership except to the extent of its pecuniary interest.